================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22400

                     Oppenheimer Emerging Markets Debt Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: May 31

                      Date of reporting period: 8/31/2011

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                                 Principal
                                                                   Amount                   Value
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-10.5%
U.S. Treasury Bills:
0.025%, 2/23/12                                          $      7,000,000           $      6,998,887
0.067%, 1/5/12(1)                                                 200,000                    199,991
                                                                                    ----------------
Total U.S. Government Obligations (Cost $7,199,115)                                        7,198,878
----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS-54.9%
----------------------------------------------------------------------------------------------------
ARGENTINA-1.1%
Argentina (Republic of) Bonds:
2.50%, 12/31/38(2)                                                 90,000                     36,900
7%, 10/3/15                                                       385,000                    364,809
8.28%, 12/31/33                                                   197,592                    163,013
----------------------------------------------------------------------------------------------------
Argentina (Republic of) Sr. Unsec. Bonds, Series X, 7%,
4/17/17                                                           155,000                    136,951
----------------------------------------------------------------------------------------------------
Provincia de Buenos Aires Sr. Unsec. Unsub. Nts.,                  70,000                     63,066
10.875%, 1/26/21(3)
                                                                                    ----------------
                                                                                             764,739
----------------------------------------------------------------------------------------------------
BRAZIL-6.4%
Brazil (Federal Republic of) Nota Do Tesouro Nacional
Nts.:
9.762%, 1/1/17                                                  3,946,000 BRR              2,331,351
9.762%, 1/1/21                                                  1,664,000 BRR                959,122
12.065%, 5/15/45(4)                                               205,000 BRR                280,869
Series NTNB, 12.12%, 15/15/15                                     610,000 BRR                807,075
                                                                                    ----------------
                                                                                           4,378,417
----------------------------------------------------------------------------------------------------
COLOMBIA-0.8%
Colombia (Republic of) Bonds:
4.375%, 7/12/21                                                    95,000                    100,463
7.375%, 9/18/37                                                    95,000                    128,488
----------------------------------------------------------------------------------------------------
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19                  100,000                    127,750
----------------------------------------------------------------------------------------------------
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41          180,000                    211,950
                                                                                    ----------------
                                                                                             568,651
----------------------------------------------------------------------------------------------------
DOMINICAN REPUBLIC-0.2%
Dominican Republic Bonds, 7.50%, 5/6/21(3)                        155,000                    159,340
----------------------------------------------------------------------------------------------------
GHANA-0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17(3)                       55,000                     62,590
----------------------------------------------------------------------------------------------------
HUNGARY-4.5%
Hungary (Republic of) Bonds:
Series 12/B, 7.25%, 6/12/12                                   280,000,000 HUF              1,495,890
Series 19/A, 6.50%, 6/24/19                                   125,000,000 HUF                635,926
Series 20/A, 7.50%, 11/12/20                                  114,000,000 HUF                617,340
----------------------------------------------------------------------------------------------------
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41            65,000                     68,738
----------------------------------------------------------------------------------------------------
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%,
3/29/21                                                           255,000                    265,200
                                                                                    ----------------
                                                                                           3,083,094
----------------------------------------------------------------------------------------------------
INDONESIA-1.4%
Indonesia (Republic of) Nts., 6.875%, 1/17/18(3)                  240,000                    286,800
----------------------------------------------------------------------------------------------------
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%,
5/5/21(3)                                                         160,000                    171,000
----------------------------------------------------------------------------------------------------
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%,                   265,000                    355,100
1/17/38(3)

1 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                                 Principal
                                                                    Amount                     Value
----------------------------------------------------------------------------------------------------
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds, 6.625%
2/17/37(3)                                               $        110,000           $       132,275
                                                                                    ----------------
                                                                                             945,175
----------------------------------------------------------------------------------------------------
ISRAEL-1.7%
Israel (State of) Bonds, Series 0312, 4%, 3/30/12               4,000,000 IILS             1,128,838
----------------------------------------------------------------------------------------------------
IVORY COAST-0.0%
Ivory Coast (Republic of) Sr. Unsec. Bonds, 2.50%,
12/31/32(3),(5)                                                    15,000                      7,913
----------------------------------------------------------------------------------------------------
KOREA, REPUBLIC OF SOUTH-0.2%
Korea (Republic of) Sr. Unsec. Unsub. Nts., 5.125%,
12/7/16                                                           145,000                    162,862
----------------------------------------------------------------------------------------------------
MALAYSIA-2.5%
Malaysia (Government of) Sr. Unsec. Bonds, Series 0309,
2.711%, 2/14/12                                                 4,830,000 MYR              1,621,067
----------------------------------------------------------------------------------------------------
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21(3)                   95,000                    100,286
                                                                                     ---------------
                                                                                           1,721,353
----------------------------------------------------------------------------------------------------
MEXICO-11.7%
United Mexican States Bonds:
5.625%, 1/15/17                                                    35,000                     40,425
Series M, 6.50%, 6/10/21(2)                                    24,400,000 MXN              2,043,280
Series M20, 7.50%, 6/3/27(2)                                   13,360,000 MXN              1,166,068
Series M10, 8%, 12/17/15                                        7,850,000 MXN                711,078
Series M20, 8.50%, 5/31/29(2)                                   7,490,000 MXN                703,524
Series MI10, 9%, 12/20/12(2)                                   11,000,000 MXN                942,716
Series M20, 10%, 12/5/24(2)                                    20,980,000 MXN              2,252,798
----------------------------------------------------------------------------------------------------
United Mexican States Sr. Nts., 5.75%, 10/12/2110                  80,000                     79,840
                                                                                     ---------------
                                                                                           7,939,729
----------------------------------------------------------------------------------------------------
PANAMA-0.6%
Panama (Republic of) Bonds, 7.25%, 3/15/15                        250,000                    293,750
----------------------------------------------------------------------------------------------------
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26                100,000                    128,500
                                                                                     ---------------
                                                                                             422,250
----------------------------------------------------------------------------------------------------
PERU-2.5%
Peru (Republic of) Bonds, 7.35%, 7/21/25                          445,000                    582,950
----------------------------------------------------------------------------------------------------
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20(3)           2,360,000 PEN              1,002,147
----------------------------------------------------------------------------------------------------
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%,                80,000                     83,800
11/18/50
                                                                                     ---------------
                                                                                           1,668,897
----------------------------------------------------------------------------------------------------
PHILIPPINES-0.2%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds,
6.375%, 10/23/34                                                  125,000                    148,438
----------------------------------------------------------------------------------------------------
POLAND-4.9%
Poland (Republic of) Bonds:
5.25%, 10/25/20                                                 2,110,000 PLZ                718,627
Series 0416, 5%, 4/25/16                                        6,810,000 PLZ              2,382,796
----------------------------------------------------------------------------------------------------
Poland (Republic of) Sr. Unsec. Nts.:
5.125%, 4/21/21                                                   145,000                    151,163

2 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                                 Principal
                                                                    Amount                     Value
----------------------------------------------------------------------------------------------------
6.375%, 7/15/19                                          $         90,000           $        103,635
                                                                                     ---------------
                                                                                           3,356,221
----------------------------------------------------------------------------------------------------
QATAR-0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20(3)                       40,000                     45,100
----------------------------------------------------------------------------------------------------
Qatar (State of) Sr. Unsec. Nts., 6.40%, 1/20/40(3)                40,000                     49,000
                                                                                     ---------------
                                                                                              94,100
----------------------------------------------------------------------------------------------------
RUSSIA-0.1%
Russian Federation Bonds, 5%, 4/29/20(3)                           55,000                     58,575
----------------------------------------------------------------------------------------------------
SOUTH AFRICA-10.4%
South Africa (Republic of) Bonds:
5.50%, 3/9/20                                                      70,000                     80,115
Series R209, 6.25%, 3/31/36                                     7,640,000 ZAR                866,307
Series R208, 6.75%, 3/31/21                                     9,730,000 ZAR              1,293,403
Series R213, 7%, 2/28/31                                        9,075,000 ZAR              1,132,834
Series R207, 7.25%, 1/15/20                                    12,490,000 ZAR              1,726,156
Series R186, 10.50%, 12/21/26                                  11,160,000 ZAR              1,954,975
                                                                                     ---------------
                                                                                           7,053,790
----------------------------------------------------------------------------------------------------
SRI LANKA-0.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec.
Nts.:
6.25%, 10/4/20(3)                                                  30,000                     30,675
6.25% 7/27/21(3)                                                  115,000                    114,944
                                                                                     ---------------
                                                                                             145,619
----------------------------------------------------------------------------------------------------
TURKEY-2.6%
Turkey (Republic of) Bonds:
6.875%, 3/17/36                                                   100,000                    112,250
7%, 3/11/19                                                       100,000                    115,850
8.68%, 2/20/13(6)                                               1,545,000 TRY                805,308
10.50%, 1/15/20(2)                                                100,000 TRY                 64,324
11%, 8/6/14                                                       595,000 TRY                374,575
Series CPI, 14.689%, 8/14/13(2)                                   105,000 TRY                 88,803
----------------------------------------------------------------------------------------------------
Turkey (Republic of) Nts., 7.50%, 7/14/17                         100,000                    118,500
----------------------------------------------------------------------------------------------------
Turkey (Republic of) Unsec. Nts., 6%, 1/14/41                     100,000                    100,000
                                                                                     ---------------
                                                                                           1,779,610
----------------------------------------------------------------------------------------------------
UKRAINE-0.8%
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds,
9.375%, 7/11/16(7)                                                 45,000                     42,525
----------------------------------------------------------------------------------------------------
Financing of Infrastructural Projects State Enterprise
Gtd. Nts., 8.375%, 11/3/17(3)                                      60,000                     63,000
----------------------------------------------------------------------------------------------------
Ukraine (Republic of) Bonds, 7.75%, 9/23/20(3)                     50,000                     51,813
----------------------------------------------------------------------------------------------------
Ukraine (Republic of) Sr. Unsec. Nts.:                            110,000                    109,450
6.25%, 6/17/16(3)
6.75%, 11/14/17(3)                                                150,000                    150,525
7.95%, 2/23/21(3)                                                 110,000                    114,538
                                                                                     ---------------
                                                                                             531,851

3 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                                 Principal
                                                                    Amount                     Value
----------------------------------------------------------------------------------------------------
URUGUAY-0.7%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36    $        100,000           $        132,500
----------------------------------------------------------------------------------------------------
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25          100,000                    125,500
----------------------------------------------------------------------------------------------------
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22         135,000                    179,213
                                                                                     ---------------
                                                                                             437,213
----------------------------------------------------------------------------------------------------
VENEZUELA-1.2%
Venezuela (Republic of) Bonds, 9%, 5/7/23                         275,000                    190,438
----------------------------------------------------------------------------------------------------
Venezuela (Republic of) Nts.:                                      60,000                     39,210
8.25%, 10/13/24
8.50%, 10/8/14                                                    110,000                     99,825
----------------------------------------------------------------------------------------------------
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:                   250,000                    173,750
7.75%, 10/13/19
12.75%, 8/23/22                                                    10,000                      8,715
----------------------------------------------------------------------------------------------------
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38                                                       185,000                    104,525
7.65%, 4/21/25                                                    270,000                    165,375
9.375%, 1/13/34                                                    45,000                     31,050
                                                                                     ---------------
                                                                                             812,888
                                                                                     ---------------
Total Foreign Government Obligations (Cost $36,351,285)                                   37,432,153
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES-13.2%
----------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-0.1%
----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE-0.1%
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts.,
1/15/15(3)                                                        105,000                     95,550
----------------------------------------------------------------------------------------------------
CONSUMER STAPLES-0.4%
----------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING-0.2%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21(3)                     95,000                     99,090
----------------------------------------------------------------------------------------------------
FOOD PRODUCTS-0.2%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15(3)                        145,000                    147,175
----------------------------------------------------------------------------------------------------
ENERGY-3.5%
----------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS-3.5%
Afren plc, 11.50% Sr. Sec. Nts., 2/1/16(3)                         70,000                     73,500
----------------------------------------------------------------------------------------------------
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15(3)         100,000                    104,250
----------------------------------------------------------------------------------------------------
Empresa Nacional del Petroleo, 5.25% Unsec. Nts.,
8/10/20(3)                                                         25,000                     26,273
----------------------------------------------------------------------------------------------------
Gaz Capital SA:                                                   110,000                    124,163
7.288% Sr. Sec. Nts., 8/16/37(3)
8.146% Sr. Sec. Nts., 4/11/18(3)                                  100,000                    119,750
8.625% Sr. Sec. Nts., 4/28/34(3)                                  100,000                    129,250
9.25% Sr. Unsec. Unsub. Nts., 4/23/19(3)                          110,000                    140,800
----------------------------------------------------------------------------------------------------
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds,
4/9/21(3)                                                          95,000                     99,560
----------------------------------------------------------------------------------------------------
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts.,
7/2/18(3)                                                         120,000                    145,200
----------------------------------------------------------------------------------------------------
Lukoil International Finance BV:                                  120,000                    123,368
6.125% Sr. Unsec. Nts., 11/9/20(3)
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22(3)                          55,000                     57,822
7.25% Sr. Unsec. Unsub. Nts., 11/5/19(3)                           20,000                     22,125
----------------------------------------------------------------------------------------------------
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14                  115,000                    123,481
----------------------------------------------------------------------------------------------------

4 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                                 Principal
                                                                    Amount                  Value
----------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
----------------------------------------------------------------------------------------------------
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec.
Nts., 6/30/21(3)                                         $         40,000           $         42,250
----------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust:
6.625% Sr. Unsec. Unsub. Nts., 6/15/38                             15,000                     16,603
6.625% Unsec. Unsub. Bonds, 6/15/35                               155,000                    171,609
----------------------------------------------------------------------------------------------------
Pertamina PT (Persero):
5.25% Nts., 5/23/21(3)                                            100,000                    104,500
6.50% Sr. Unsec. Nts., 5/27/41(3)                                  45,000                     47,925
----------------------------------------------------------------------------------------------------
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20                             105,000                    114,316
7.875% Sr. Unsec. Nts., 3/15/19                                    65,000                     79,365
----------------------------------------------------------------------------------------------------
Petroleos de Venezuela SA, 8.50% Sr. Nts., 11/2/17(3)             145,000                    104,400
----------------------------------------------------------------------------------------------------
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21                              30,000                     32,805
6% Sr. Unsec. Unsub. Nts., 3/5/20                                 115,000                    130,985
----------------------------------------------------------------------------------------------------
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr.
Unsec. Nts., 8/14/19(3)                                           100,000                    121,500
----------------------------------------------------------------------------------------------------
PT Adaro Indonesia, 7.625% Nts., 10/22/19(3)                      100,000                    111,000
----------------------------------------------------------------------------------------------------
Tengizchevroil LLP, 6.124% Nts., 11/15/14(3)                       50,045                     52,483
                                                                                     ---------------
                                                                                           2,419,283
----------------------------------------------------------------------------------------------------
FINANCIALS-3.0%
----------------------------------------------------------------------------------------------------
CAPITAL MARKETS-0.1%
Credit Suisse First Boston International, 6.80%
Export-Import Bank of Ukraine Nts., 10/4/12                        35,000                     35,394
----------------------------------------------------------------------------------------------------
COMMERCIAL BANKS-2.7%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15(3)                     55,000                     54,450
----------------------------------------------------------------------------------------------------
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17(3)          40,000                     40,500
----------------------------------------------------------------------------------------------------
Banco BMG SA, 9.15% Nts., 1/15/16(3)                              100,000                    102,000
----------------------------------------------------------------------------------------------------
Banco Cruzeiro do Sul SA, 8.25% Sr. Unsec. Nts.,
1/20/16(3)                                                         35,000                     32,025
----------------------------------------------------------------------------------------------------
Banco de Credito del Peru, 5.375% Sr. Nts., 9/16/20(3)             40,000                     38,900
----------------------------------------------------------------------------------------------------
Banco Do Brasil SA, 5.875% Unsec. Sub. Nts., 1/26/22(3)            40,000                     40,300
----------------------------------------------------------------------------------------------------
Banco Votorantim SA, 5.25% Sr. Unsec. Unsub. Nts.,
2/11/16(3)                                                         35,000                     35,858
----------------------------------------------------------------------------------------------------
Bancolombia SA, 4.25% Sr. Unsec. Nts., 1/12/16(3)                  60,000                     60,900
----------------------------------------------------------------------------------------------------
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15(3)               340,000                    350,200
----------------------------------------------------------------------------------------------------
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17(3)                               100,000                    102,750
9.25% Sr. Nts., 10/16/13(3)                                       350,000                    378,000
----------------------------------------------------------------------------------------------------
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15(3)                                 100,000                    103,171
6.375% Bonds, 4/30/22(2),(3)                                      100,000                     93,500
----------------------------------------------------------------------------------------------------
Privatbank CJSC/UK SPV Credit Finance plc, 8% Sr. Sec.
Nts., 2/6/12(3)                                                   100,000                     98,782
----------------------------------------------------------------------------------------------------
Turkiye Is Bankasi (Isbank), 5.10% Sr. Unsec. Nts.,
2/1/16(3)                                                          55,000                     53,488
----------------------------------------------------------------------------------------------------
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts.,
7/9/20(3)                                                          70,000                     75,859
----------------------------------------------------------------------------------------------------
VTB Capital SA:
6.315% Nts., 2/22/18(3)                                            90,000                     91,079
----------------------------------------------------------------------------------------------------

5 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                                 Principal
                                                                    Amount                     Value
----------------------------------------------------------------------------------------------------
COMMERCIAL BANKS CONTINUED
6.465% Sr. Sec. Unsub. Nts., 3/4/15(3)                   $        100,000           $        105,000
6.551% Sr. Unsec. Nts., 10/13/20(3)                                40,000                     40,448
                                                                                    ----------------
                                                                                           1,897,210
----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-0.1%
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts.,
9/9/16                                                             60,000                     62,123
----------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-0.1%
Country Garden Holdings Co., 11.125% Sr. Unsec. Nts.,
2/23/18(3)                                                         70,000                     70,175
----------------------------------------------------------------------------------------------------
INDUSTRIALS-0.2%
----------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING-0.2%
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20(3)            100,000                    109,500
----------------------------------------------------------------------------------------------------
ROAD & RAIL-0.0%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec.
Nts., 10/6/20(3)                                                   20,000                     21,000
----------------------------------------------------------------------------------------------------
MATERIALS-1.7%
----------------------------------------------------------------------------------------------------
CHEMICALS-0.2%
Braskem America Finance Co., 7.125% Sr. Unsec. Nts.,
7/22/41(3)                                                         30,000                     29,400
----------------------------------------------------------------------------------------------------
Braskem Finance Ltd., 5.75% Sr. Unsec. Nts., 4/15/21(3)           105,000                    106,050
                                                                                    ----------------
                                                                                             135,450
----------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS-0.4%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20(3)                  100,000                     82,000
----------------------------------------------------------------------------------------------------
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16(3)              100,000                     88,750
----------------------------------------------------------------------------------------------------
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18(3)                      90,000                     74,700
----------------------------------------------------------------------------------------------------
West China Cement Ltd., 7.50% Sr. Nts., 1/25/16(3)                 45,000                     41,175
                                                                                    ----------------
                                                                                             286,625
----------------------------------------------------------------------------------------------------
METALS & MINING-1.1%
Alrosa Finance SA, 7.75% Nts., 11/3/20(3)                          60,000                     64,500
----------------------------------------------------------------------------------------------------
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts.,
5/1/16(3)                                                          55,000                     48,675
----------------------------------------------------------------------------------------------------
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16(3)           90,000                     83,700
----------------------------------------------------------------------------------------------------
JSC Severstal, 6.70% Nts., 10/25/17(3)                             60,000                     59,850
----------------------------------------------------------------------------------------------------
Metinvest BV, 8.75% Sr. Unsec. Unsub. Nts., 2/14/18(3)             70,000                     68,950
----------------------------------------------------------------------------------------------------
Vedanta Resources plc:
8.25% Sr. Unsec. Nts., 6/7/21(3)                                  110,000                    105,600
9.50% Sr. Unsec. Nts., 7/18/18(3)                                 305,000                    314,150
                                                                                    ----------------
                                                                                             745,425
----------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-1.4%
----------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES-0.4%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19(3)                    95,000                     90,963
----------------------------------------------------------------------------------------------------
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts.,
10/23/20(3)                                                       199,000                    197,508
                                                                                    ----------------
                                                                                             288,471
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-1.0%
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts.,
6/22/20(3)                                                        165,000                    181,500
----------------------------------------------------------------------------------------------------

6 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                                 Principal
                                                                    Amount                     Value
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES CONTINUED
----------------------------------------------------------------------------------------------------
Vimpel Communications/VIP Finance Ireland Ltd. OJSC,
7.748% Nts., 2/2/21(3)                                   $         50,000           $         49,375
----------------------------------------------------------------------------------------------------
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts.,
3/1/22(3)                                                         100,000                     95,600
----------------------------------------------------------------------------------------------------
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18(3)                290,000                    315,013
                                                                                     ---------------
                                                                                             641,488
----------------------------------------------------------------------------------------------------
UTILITIES-2.9%
----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES-2.2%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec.
Unsub. Nts., 7/30/19(3)                                           135,000                    156,600
----------------------------------------------------------------------------------------------------
Empresa Distribuidora y Comercializadora Norte SA, 9.75%
Nts., 10/25/22(3)                                                  35,000                     31,675
----------------------------------------------------------------------------------------------------
Eskom Holdings Ltd.:
10% Nts., Series ES23, 1/25/23                                  3,000,000 ZAR                491,583
5.75% Sr. Unsec. Bonds, 1/26/21(3)                                120,000                    129,360
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26               3,000,000 ZAR                414,169
----------------------------------------------------------------------------------------------------
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19(3)                125,000                    136,336
----------------------------------------------------------------------------------------------------
Majapahit Holding BV, 7.75% Nts., 10/17/16(3)                     120,000                    140,550
                                                                                     ---------------
                                                                                           1,500,273
----------------------------------------------------------------------------------------------------
ENERGY TRADERS-0.4%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20(3)                         100,000                    105,620
----------------------------------------------------------------------------------------------------
Comision Federal de Electricidad, 4.875% Sr. Nts.,
5/26/21(3)                                                         70,000                     72,275
----------------------------------------------------------------------------------------------------
Power Sector Assets & Liabilities Management Corp.,
7.25% Sr. Gtd. Unsec. Nts., 5/27/19(3)                            100,000                    121,000
                                                                                     ---------------
                                                                                             298,895
----------------------------------------------------------------------------------------------------
GAS UTILITIES-0.2%
TGI International Ltd., 9.50% Nts., 10/3/17(3)                    100,000                    109,500
----------------------------------------------------------------------------------------------------
WATER UTILITIES-0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25%
Sr. Unsec. Nts., 12/16/20(3)                                       55,000                     56,925
                                                                                     ---------------
Total Corporate Bonds and Notes (Cost $8,894,303)                                          9,019,552
----------------------------------------------------------------------------------------------------
STRUCTURED SECURITIES-15.7%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds,
10.50%, 8/19/30                                             4,276,000,000 IDR                635,684
Indonesia (Republic of) Total Return Linked Bonds, 11%,
9/17/25                                                     3,069,000,000 IDR                466,455
Indonesia (Republic of) Total Return Linked Bonds,
Series 10, 10.50%, 8/19/30                                  1,211,000,000 IDR                180,031
Indonesia (Republic of) Total Return Linked Bonds,
Series 105, 11%, 9/17/25                                    1,045,000,000 IDR                158,829
Indonesia (Republic of) Total Return Linked Bonds,
Series 12, 10.50%, 8/19/30                                    930,000,000 IDR                138,257
Indonesia (Republic of) Total Return Linked Bonds,
Series 15, 11%, 9/17/25                                       435,000,000 IDR                 66,115
Indonesia (Republic of) Total Return Linked Bonds,
Series 5, 11%, 9/17/25                                      1,600,000,000 IDR                243,183

7 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                                 Principal
                                                                    Amount                     Value
----------------------------------------------------------------------------------------------------
Russian Federation Total Return Linked Bonds, 7.15%,
1/25/13(2)                                                      4,880,000 RUR       $        171,892
Russian Federation Total Return Linked Bonds, 6.70%,
2/8/13(2)                                                       5,000,000 RUR                175,253
----------------------------------------------------------------------------------------------------
Citigroup Funding, Inc.:
ALROSA Russia Corporate Bond Credit Linked Unsec. Nts.,
8.25%, 6/25/15(2),(7)                                           1,620,000 RUR                 57,652
Instituto Costarricense De Eletricidad Total Return
Linked Nts., 2.253%, 10/25/11(2)                                   50,000                     50,187
Russian Federation Credit Linked Bonds, 6.70%,
2/8/13(2),(7)                                                   3,350,000 RUR                117,037
Ukraine (Republic of) Credit Linked Nts., 5.50%,
9/1/15(2),(7)                                                     873,000 UAH                 94,062
----------------------------------------------------------------------------------------------------
Citigroup Global Markets Holdings, Inc.:
Adira Dinamika Multi Finance Credit Linked Nts., 6.75%,
1/5/12(7)                                                   3,200,000,000 IDR                374,377
Colombia (Republic of) Credit Linked Nts., Series 2,
10%, 7/24/24                                                2,761,000,000 COP              1,880,664
Colombia (Republic of) Total Return Linked Bonds, Series
2, 11%, 7/27/20                                               180,000,000 COP                125,997
----------------------------------------------------------------------------------------------------
Deutsche Bank AG:
JSC VTB Bank Credit Linked Nts., 12%, 6/19/12(2),(7)            2,000,000 UAH                248,862
Russian Federation Credit Linked Bonds, 6.851%,
8/3/12(2),(7)                                                  36,000,000 RUR              1,261,200
----------------------------------------------------------------------------------------------------
HSBC Bank USA NA, Indonesia (Republic of) Credit Linked
Nts., Series 2, 9.50%, 7/15/31(3)                           1,318,000,000 IDR                181,133
----------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%,
7/28/20(7)                                                    265,000,000 COP                185,485
Colombia (Republic of) Credit Linked Nts., Series 2,
11%, 7/28/20(7)                                                51,000,000 COP                 35,697
Indonesia (Republic of) Credit Linked Bonds, 10.50%,
8/19/30                                                     1,294,000,000 IDR                192,370
Indonesia (Republic of) Credit Linked Bonds, Series 2,
10.50%, 8/19/30                                             2,400,000,000 IDR                356,792
Indonesia (Republic of) Credit Linked Nts., Series 4,
11%, 9/17/25                                                1,660,000,000 IDR                252,302
JSC Gazprom Credit Linked Nts., Series 4, 13.12%,
6/28/12(2),(7)                                                 27,000,000 RUR                995,089
----------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA:
Indonesia (Republic of) Credit Linked Nts., Series 1,
9.50%, 7/17/31(3)                                           1,352,000,000 IDR                185,806
Indonesia (Republic of) Credit Linked Nts., Series 5,
9.50%, 7/17/31(3)                                           2,500,000,000 IDR                343,576
Russian Federation Credit Linked Bonds, 6.70%,
2/8/13(2),(7)                                                   3,350,000 RUR                117,188
Russian Federation Credit Linked Bonds, Series 2, 7.15%,
1/25/13(2),(7)                                                  4,120,000 RUR                144,837
----------------------------------------------------------------------------------------------------
Standard Bank Group Ltd., Ghana (Republic of) Credit
Linked Bonds, 11.155%, 9/21/11(6),(7)                             145,000 GHS                 94,362
----------------------------------------------------------------------------------------------------
Standard Charter Bank:
Ghana (Republic of) Credit Linked Bonds, 11.441%,
9/1/11(6),(7)                                                     150,000 GHS                 98,126
Ghana (Republic of) Credit Linked Bonds, 11.44%,
9/8/11(6),(7)                                                     160,000 GHS                104,579
----------------------------------------------------------------------------------------------------
UBS AG:
Indonesia (Republic of) Total Return Linked Nts., Series
1, 9.50%, 7/15/31(8)                                        3,450,000,000 IDR                474,135

8 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                                 Principal
                                                                    Amount                     Value
----------------------------------------------------------------------------------------------------
Indonesia (Republic of) Total Return Linked Nts., Series
999, 9.50%, 7/15/31(8)                                      3,655,000,000 IDR       $        502,309
                                                                                    ----------------
Total Structured Securities (Cost $10,213,994)                                            10,709,523

                                    Expiration          Strike
                                          Date           Price          Contracts
----------------------------------------------------------------------------------------------------
OPTIONS PURCHASED-0.1%
Brazilian Real (BRR) Put(9)           11/22/11   $          1.700          620,000             5,680
----------------------------------------------------------------------------------------------------
Brazilian Real (BRR) Put(9)           11/22/11              1.700        1,850,000            14,563
----------------------------------------------------------------------------------------------------
Brazilian Real (BRR) Put(9)           11/28/11              1.700          620,000             5,230
----------------------------------------------------------------------------------------------------
Mexican Nuevo Peso (MXN)
Call(9)                               11/18/11             12.000       10,700,000             9,299
----------------------------------------------------------------------------------------------------
Mexican Nuevo Peso (MXN)
Call(9)                               11/18/11             12.000       10,700,000             9,358
----------------------------------------------------------------------------------------------------
New Turkish Lira (TRY) Put(9)           9/6/11              2.250EUR       310,000                 4
----------------------------------------------------------------------------------------------------
New Turkish Lira (TRY) Put(9)           9/6/11              2.250EUR       310,000                --
                                                                                      --------------
Total Options Purchased (Cost $72,803)                                                        44,134

                                                                     Shares
----------------------------------------------------------------------------------------------------
INVESTMENT COMPANY-4.3%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.14%(10),(11) (Cost $2,935,874)                                2,935,874                  2,935,874
----------------------------------------------------------------------------------------------------

Total Investments, at Value (Cost $65,667,374)                        98.7%               67,340,114
----------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                        1.3                   874,673
                                                              --------------------------------------
Net Assets                                                           100.0%         $     68,214,787
                                                              ======================================

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:
BRR         Brazilian Real
COP         Colombian Peso
EUR         Euro
GHS         Ghana Cedi
HUF         Hungarian Forint
IDR         Indonesia Rupiah
ILS         Israeli Shekel
MXN         Mexican Nuevo Peso
MYR         Malaysian Ringgit
PEN         Peruvian New Sol
PLZ         Polish Zloty
RUR         Russian Ruble
TRY         New Turkish Lira
UAH         Ukraine Hryvnia
ZAR         South African Rand

----------
1. All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $160,993. See accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,185,771 or 16.40% of the Fund's net assets as of August 31, 2011.

4. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

9 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

6.   Zero coupon bond reflects effective yield on the date of purchase.

7. Restricted security. The aggregate value of restricted securities as of August 31, 2011 was $3,971,078, which represents 5.82% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                   UNREALIZED
                                                             ACQUISITION                         APPRECIATION
SECURITY                                                            DATE       COST      VALUE  (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Citigroup Funding, Inc., ALROSA Russia Corporate Bond
Credit Linked Unsec. Nts., 8.25%, 6/25/15                         3/1/11 $   57,313 $   57,652 $          339

Citigroup Funding, Inc., Russian Federation Credit Linked
Bonds, 6.70%, 2/8/13                                              3/2/11    118,906    117,037         (1,869)

Citigroup Funding, Inc., Ukraine (Republic of) Credit Linked
Nts., 5.50%, 9/1/15                                               9/7/10     92,372     94,062          1,690

Citigroup Global Markets Holdings, Inc., Adira Dinamika
Multi Finance Credit Linked Nts., 6.75%, 1/5/12                  6/17/11    371,661    374,377          2,716

City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds, 9.375%,
7/11/16                                                          6/30/11     45,000     42,525         (2,475)

Deutsche Bank AG, JSC VTB Bank Credit Linked Nts., 12%,
6/19/12                                                          6/30/11    253,645    248,862         (4,783)

Deutsche Bank AG, Russian Federation Credit Linked Bonds,
6.851%, 8/3/12                                                    6/6/11  1,311,646  1,261,200        (50,446)

JPMorgan Chase & Co., Colombia (Republic of) Credit
Linked Nts., 11%, 7/28/20                                        8/24/10    182,821    185,485          2,664

JPMorgan Chase & Co., Colombia (Republic of) Credit
Linked Nts., Series 2, 11%, 7/28/20                              10/6/10     35,645     35,697             52

JPMorgan Chase & Co., JSC Gazprom Credit Linked Nts.,
 Series 4, 13.12%, 6/28/12                                       12/7/10    911,444    995,089         83,645

JPMorgan Chase Bank NA, Russian Federation Credit Linked
Bonds, 6.70%, 2/8/13                                              3/1/11    117,432    117,188           (244)

JPMorgan Chase Bank NA, Russian Federation Credit Linked
Bonds, Series 2, 7.15%, 1/25/13                                  2/28/11    144,664    144,837            173

Standard Bank Group Ltd., Ghana (Republic of) Credit
Linked Bonds, 11.155%, 9/21/11                                   3/21/11     94,099     94,362            263

Standard Charter Bank, Ghana (Republic of) Credit Linked
Bonds, 11.441%, 9/1/11                                            3/3/11     98,543     98,126           (417)

Standard Charter Bank, Ghana (Republic of) Credit Linked
Bonds, 11.44%, 9/8/11                                             3/8/11    104,978    104,579           (399)
                                                                         ------------------------------------
                                                                         $3,940,169 $3,971,078 $       30,909
                                                                         ====================================

8. When-issued security or delayed delivery to be delivered and settled after August 31, 2011. See accompanying Notes.

9.   Non-income producing security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES     GROSS       GROSS           SHARES
                                                   MAY 31, 2011 ADDITIONS  REDUCTIONS  AUGUST 31, 2011
------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E    2,355,500 18,415,877  17,835,503       2,935,874

                                                                                 VALUE          INCOME
------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                         $ 2,935,874 $         1,213

----------
11. Rate shown is the 7-day yield as of August 31, 2011.

10 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of August 31, 2011 based on valuation input level:

                                                                      LEVEL 2-          LEVEL 3-
                                                 LEVEL 1-               OTHER        SIGNIFICANT
                                        UNADJUSTED QUOTED          SIGNIFICANT      UNOBSERVABLE
                                                   PRICES    OBSERVABLE INPUTS            INPUTS               VALUE
---------------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
U.S. Government Obligations           $                --  $        7,198,878   $             --  $         7,198,878
Foreign Government Obligations                         --          37,432,153                 --           37,432,153
Corporate Bonds and Notes                              --           9,019,552                 --            9,019,552
Structured Securities                                  --          10,709,523                 --           10,709,523
Options Purchased                                      --              44,134                 --               44,134
Investment Company                              2,935,874                   -                 --            2,935,874
                                      -------------------------------------------------------------------------------
Total Investments, at Value                     2,935,874          64,404,240                 --           67,340,114
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                    --             324,751                 --              324,751
Futures margins                                     2,789                   -                 --                2,789
Appreciated swaps, at value                            --             701,932                 --              701,932
Depreciated swaps, at value                            --              15,088                 --               15,088
                                      -------------------------------------------------------------------------------
Total Assets                          $         2,938,663   $       65,446,011  $             --  $        68,384,674
                                      -------------------------------------------------------------------------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts   $                --  $        (245,475)   $             --  $         (245,475)
Futures margins                                  (35,035)                  -                  --             (35,035)
Appreciated swaps, at value                            --            (25,170)                 --             (25,170)
Depreciated swaps, at value                            --           (170,055)                 --            (170,055)
Appreciated options written, at
value                                                  --            (25,113)                 --             (25,113)
Depreciated options written, at
value                                                  --            (21,222)                 --             (21,222)
                                      ------------------------------------------------------------------------------
Total Liabilities                     $          (35,035)   $        (487,035)  $             --  $         (522,070)
                                      ------------------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in ariation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

11 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                                              VALUE          PERCENT
--------------------------------------------------------------------------------------------------------
United States                                                              $10,134,752              15.1%
Mexico                                                                       8,814,626              13.1
South Africa                                                                 8,088,902              12.0
Indonesia                                                                    6,100,504               9.1
Brazil                                                                       5,505,987               8.2
Russia                                                                       5,389,175               8.0
Poland                                                                       3,356,221               5.0
Hungary                                                                      3,083,094               4.6
Colombia                                                                     2,966,894               4.4
Turkey                                                                       1,887,548               2.8
Malaysia                                                                     1,721,353               2.6
Peru                                                                         1,707,797               2.5
Ukraine                                                                      1,432,257               2.1
Israel                                                                       1,265,174               1.9
Venezuela                                                                      917,288               1.4
Kazakhstan                                                                     798,993               1.2
Argentina                                                                      796,414               1.2
India                                                                          616,421               0.9
Uruguay                                                                        437,213               0.6
Panama                                                                         422,250               0.6
Ghana                                                                          359,657               0.5
Philippines                                                                    269,438               0.4
Chile                                                                          230,983               0.3
Korea, Republic of South                                                       224,985               0.3
Dominican Republic                                                             159,340               0.2
Sri Lanka                                                                      145,619               0.2
Trinidad & Tobago                                                              121,500               0.2
China                                                                          111,350               0.2
Qatar                                                                           94,100               0.1
Nigeria                                                                         73,500               0.1
Costa Rica                                                                      50,187               0.1
Supranational                                                                   48,675               0.1
Ivory Coast                                                                      7,913                --
European Union                                                                       4                --
                                                              ------------------------------------------
Total                                                                  $    67,340,114             100.0%
                                                              ==========================================

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF AUGUST 31, 2011 ARE AS FOLLOWS:

                                                    CONTRACT
                                                      AMOUNT             EXPIRATION                UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION     BUY/SELL       (000'S)                  DATES       VALUE  APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------
BANC OF AMERICA:
Chilean Peso (CLP)                        Buy        192,000 CLP            10/5/11  $  414,293    $      589      $      --
Chinese Renminbi (Yuan) (CNY)             Buy         10,160 CNY    8/15/12-8/16/12   1,613,574            --          7,110
Hungarian Forint (HUF)                   Sell         43,000 HUF           10/11/11     226,496           945             --
Indian Rupee (INR)                        Buy         34,000 INR            12/7/11     732,578         3,121             --
Indian Rupee (INR)                       Sell         31,000 INR             9/6/11     672,944            --          1,949
Indonesia Rupiah (IDR)                    Buy      8,837,000 IDR            10/6/11   1,032,003            --          1,565

12 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                    CONTRACT
                                                     AMOUNT            EXPIRATION                 UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION     BUY/SELL       (000'S)             DATES          VALUE    APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------
Malaysian Ringgit (MYR)                   Buy          4,520 MYR           10/11/11   1,511,416         8,721          1,012
Philippines Peso (PHP)                    Buy         40,000 PHP            9/26/11     945,790         5,699             72
Singapore Dollar (SGD)                    Buy          1,605 SGD           10/11/11   1,332,980        19,742             --
Singapore Dollar (SGD)                   Sell          1,605 SGD    8/15/12-8/16/12   1,342,032            --          8,521
South Korean Won (KRW)                   Sell        407,000 KRW            9/27/11     380,774            --          3,678
                                                                                                 ---------------------------
                                                                                                       38,817         23,907
----------------------------------------------------------------------------------------------------------------------------
BARCLAY'S CAPITAL:
Brazilian Real (BRR)                     Sell            965 BRR             9/2/11     606,194            --          6,285
Hungarian Forint (HUF)                    Buy        214,000 HUF           10/11/11   1,127,215           911         25,366
Indian Rupee (INR)                        Buy         15,000 INR             9/6/11     325,618            --         11,309
Philippines Peso (PHP)                   Sell         16,000 PHP            9/26/11     378,316            --            423
Polish Zloty (PLZ)                        Buy             60 PLZ           10/11/11      20,753            --            686
Russian Ruble (RUR)                       Buy          2,300 RUR            10/7/11      79,315            --          1,667
Russian Ruble (RUR)                      Sell         26,065 RUR            10/7/11     898,845        26,348             --
South African Rand (ZAR)                 Sell         18,215 ZAR           10/11/11   2,588,748         9,383         18,142
                                                                                                 ---------------------------
                                                                                                       36,642         63,878
----------------------------------------------------------------------------------------------------------------------------
CITIGROUP:
Brazilian Real (BRR)                      Buy            580 BRR             9/2/11     364,344         3,311             --
Chilean Peso (CLP)                        Buy         53,000 CLP            10/5/11     114,362         1,259             --
Colombian Peso (COP)                      Buy        223,000 COP           10/14/11     125,038           958             --
Malaysian Ringgit (MYR)                   Buy            710 MYR           10/12/11     237,397            --            624
Malaysian Ringgit (MYR)                  Sell          3,000 MYR            2/14/12     997,137         3,903             --
Mexican Nuevo Peso (MXN)                 Sell         14,700 MXN           10/18/11   1,186,557        40,079          4,197
Polish Zloty (PLZ)                       Sell            550 PLZ           10/11/11     190,235         4,345             --
Russian Ruble (RUR)                       Buy          5,030 RUR            10/7/11     173,458            --          4,375
                                                                                                 ---------------------------
                                                                                                       53,855          9,196
----------------------------------------------------------------------------------------------------------------------------
CITIGROUP EM:
Brazilian Real (BRR)                      Buy            965 BRR             9/2/11     606,194         7,930             --
Brazilian Real (BRR)                     Sell            965 BRR            10/4/11     602,395            --          7,707
Chilean Peso (CLP)                        Buy        160,000 CLP            10/5/11     345,244            44             --
Colombian Peso (COP)                      Buy      1,251,000 COP           10/14/11     701,444         2,695            724
Hungarian Forint (HUF)                   Sell        280,000 HUF            6/12/12   1,450,609            --         45,692
Indonesia Rupiah (IDR)                    Buy      4,800,000 IDR           10/11/11     560,251            --            365
                                                                                                 ---------------------------
                                                                                                       10,669         54,488
----------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE:
Brazilian Real (BRR)                      Buy            985 BRR             9/2/11     618,757         5,630             --
Chilean Peso (CLP)                        Buy        159,000 CLP            10/5/11     343,086            --          1,033
Malaysian Ringgit (MYR)                   Buy          3,120 MYR           10/31/11   1,041,939         2,320             --
Mexican Nuevo Peso (MXN)                 Sell          6,145 MXN           10/18/11     496,013         1,840             --
New Turkish Lira (TRY)                    Buy          4,000 TRY            10/4/11   2,318,553            --          2,171
New Turkish Lira (TRY)                   Sell          4,655 TRY            10/4/11   2,698,216         2,526             --
Russian Ruble (RUR)                      Sell          9,600 RUR             9/8/11     332,183         4,837             --
South African Rand (ZAR)                 Sell          4,370 ZAR           10/11/11     621,072            --         17,899
                                                                                                 ---------------------------
                                                                                                       17,153         21,103
----------------------------------------------------------------------------------------------------------------------------
DEUTSCHE BANK CAPITAL CORP.
Chinese Renminbi (Yuan) (CNY)             Buy          4,450 CNY             1/6/12     701,089         6,182             30
----------------------------------------------------------------------------------------------------------------------------

13 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                    CONTRACT
                                                     AMOUNT             EXPIRATION                UNREALIZED    UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION     BUY/SELL       (000'S)               DATES         VALUE   APPRECIATION  DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------
DEUTSCHE BANK EM:
Chinese Renminbi (Yuan) (CNY)            Sell            980 CNY             1/6/12     154,397            --          2,223
Indian Rupee (INR)                        Buy         16,000 INR             9/6/11     347,326            --         12,063
Russian Ruble (RUR)                      Sell         30,200 RUR             9/8/11   1,044,991         5,038          1,935
                                                                                                 ---------------------------
                                                                                                        5,038         16,221
----------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS EM:
Brazilian Real (BRR)                      Buy          5,830 BRR     10/4/11-4/3/12   3,610,482        75,532             --
Brazilian Real (BRR)                     Sell          1,565 BRR             9/2/11     983,102            --         13,461
Chinese Renminbi (Yuan) (CNY)             Buy          1,810 CNY            2/16/12     285,715         4,222             --
Hungarian Forint (HUF)                   Sell        102,000 HUF           10/11/11     537,271         1,334          2,922
Malaysian Ringgit (MYR)                   Buy          3,130 MYR           10/12/11   1,046,554         5,996             --
Mexican Nuevo Peso (MXN)                 Sell          2,660 MXN           10/18/11     214,710           967             --
New Turkish Lira (TRY)                   Sell          1,620 TRY           10/19/11     936,698            --         35,513
                                                                                                 ---------------------------
                                                                                                       88,051         51,896
----------------------------------------------------------------------------------------------------------------------------
GOLDMAN, SACHS & CO.
Hungarian Forint (HUF)                    Buy          6,000 HUF           10/11/11      31,604           269             --
----------------------------------------------------------------------------------------------------------------------------
HONG KONG & SHANGHAI BANK CORP.
Israeli Shekel (ILS)                     Sell          4,085 ILS           11/21/11   1,145,334        13,630             --
----------------------------------------------------------------------------------------------------------------------------
JP MORGAN EM:
Chinese Renminbi (Yuan) (CNY)             Buy          3,940 CNY            2/17/12     621,972         9,505             --
Colombian Peso (COP)                      Buy        144,000 COP           10/14/11      80,742            --            891
Colombian Peso (COP)                     Sell      2,264,000 COP           10/14/11   1,269,441        14,807             --
Philippines Peso (PHP)                   Sell         24,000 PHP            9/26/11     567,474            --          1,303
Russian Ruble (RUR)                      Sell         29,730 RUR    10/7/11-10/11/11  1,024,791        18,138          2,562
South Korean Won (KRW)                   Sell        192,000 KRW            9/27/11     179,628         1,855             --
                                                                                                 ---------------------------
                                                                                                       44,305          4,756
----------------------------------------------------------------------------------------------------------------------------
NOMURA SECURITIES:
Chinese Renminbi (Yuan) (CNY)             Buy          1,930 CNY            2/19/13     309,600         4,099             --
South Korean Won (KRW)                    Buy        593,000 KRW            9/27/11     554,789         3,843             --
                                                                                                 ----------------------------
                                                                                                        7,942             --
----------------------------------------------------------------------------------------------------------------------------
UBS INV BANK EM
Indonesia Rupiah (IDR)                    Buy      8,416,032 IDR      9/6/11-9/7/11     985,683         2,198             --
                                                                                                 ----------------------------
Total unrealized appreciation and depreciation                                                      $ 324,751      $ 245,475
                                                                                                 ============================

FUTURES CONTRACTS AS OF AUGUST 31, 2011 ARE AS FOLLOWS:

                                                             NUMBER OF   EXPIRATION                      UNREALIZED
CONTRACT DESCRIPTION                              BUY/SELL   CONTRACTS         DATE          VALUE     DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5 yr.                             Sell          21     12/30/11  $   2,573,484  $         1,828
U.S. Treasury Nts., 10 yr.                             Buy          38     12/20/11      4,903,188            1,223
U.S. Treasury Nts., 10 yr.                            Sell          86     12/20/11     11,096,688           22,707
                                                                                                    ---------------
                                                                                                       $     25,758
                                                                                                    ===============

14 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

WRITTEN OPTIONS AS OF AUGUST 31, 2011 ARE AS FOLLOWS:

                                                                                                                   UNREALIZED
                                        NUMBER OF      EXERCISE         EXPIRATION      PREMIUMS                 APPRECIATION/
DESCRIPTION                    TYPE     CONTRACTS         PRICE               DATE      RECEIVED         VALUE  (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
Brazilian Real (BRR)           Call     1,700,000     $     1.56          11/22/11      $ 11,061      $(14,082) $       (3,021)
Brazilian Real (BRR)           Call       570,000           1.56          11/22/11         5,663       (3,684)           1,979
Brazilian Real (BRR)           Call       570,000           1.56          11/28/11         3,435       (4,870)          (1,435)
Brazilian Real (BRR)            Put     2,010,000           1.85          11/22/11         8,502       (5,896)           2,606
Brazilian Real (BRR)            Put       670,000           1.85          11/22/11           869       (2,270)          (1,401)
Brazilian Real (BRR)            Put       670,000           1.85          11/28/11         3,350       (2,194)           1,156
Mexican Nuevo Peso (MXN)       Call    20,700,000          11.65          11/18/11        12,278       (6,580)           5,698
Mexican Nuevo Peso (MXN)       Call    20,700,000          11.65          11/18/11        11,514       (6,755)           4,759
New Turkish Lira (TRY)          Put       310,000           2.17 EUR        9/6/11         1,258           (4)           1,254
New Turkish Lira (TRY)          Put       310,000           2.17 EUR        9/6/11         1,262             -           1,262
                                                                                    ------------------------------------------
                                                                                    $      59,192   $  (46,335)  $      12,857
                                                                                    ==========================================

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR                             Euro

CREDIT DEFAULT SWAP CONTRACTS AS OF AUGUST 31, 2011 ARE AS FOLLOWS:

                                                                 PAY/                      UPFRONT
                                         BUY/SELL   NOTIONAL  RECEIVE                      PAYMENT                  UNREALIZED
REFERENCE ENTITY/                          CREDIT     AMOUNT    FIXED    TERMINATION     RECEIVED/                APPRECIATION
SWAP COUNTERPARTY                      PROTECTION    (000'S)     RATE           DATE        (PAID)        VALUE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
CDX EMERGING MARKETS INDEX, SERIES 15:
Barclays Bank plc                             Buy     $  110        5 %      6/20/16   $    10,673   $ (11,633)      $    (960)
Barclays Bank plc                             Buy        110        5        6/20/16        11,095     (11,633)           (538)
Goldman Sachs International                   Buy        110        5        6/20/16        11,318     (11,633)           (315)
Goldman Sachs International                   Buy        110        5        6/20/16        10,704     (11,633)           (929)
HSBC Bank USA                                 Buy        210        5        6/20/16        21,817     (22,209)           (392)
JPMorgan Chase Bank NA                        Buy        110        5        6/20/16        11,153     (11,633)           (480)
Merrill Lynch Capital Services, Inc.          Buy        110        5        6/20/16        10,759     (11,633)           (874)
                                                   ---------                           ---------------------------------------

                                            Total        870                                87,519     (92,007)         (4,488)
------------------------------------------------------------------------------------------------------------------------------
FEDERATIVE REPUBLIC OF BRAZIL:
Barclays Bank plc                             Buy        205        1        9/20/16       (3,634)        5,832           2,198
JPMorgan Chase Bank NA                        Buy        105        1        9/20/16       (1,856)        2,987           1,131
Merrill Lynch International                   Buy        105        1        9/20/16       (1,861)        2,987           1,126
Barclays Bank plc                            Sell         70        1        3/20/16           319      (1,799)         (1,480)
Credit Suisse International                  Sell         85        1        6/20/16           582      (2,304)         (1,722)
                                                   ---------                          ----------------------------------------
                                            Total        570                               (6,450)        7,703          1,253
------------------------------------------------------------------------------------------------------------------------------
REPUBLIC OF HUNGARY:
Barclays Bank plc                            Sell         50        1        3/20/16         4,209      (5,833)         (1,624)
Barclays Bank plc                            Sell         95        1        6/20/16         7,661     (11,602)         (3,941)
Merrill Lynch Capital Services, Inc.         Sell         90        1        3/20/16         7,847     (10,499)         (2,652)
                                                   ---------                          ----------------------------------------
                                            Total        235                                19,717     (27,934)         (8,217)
------------------------------------------------------------------------------------------------------------------------------
REPUBLIC OF TURKEY:
Goldman Sachs International                  Sell        205        1        9/20/16        14,019     (12,585)          1,434
Goldman Sachs International                  Sell        205        1        9/20/16        12,618     (12,585)             33
                                                   ---------                          ----------------------------------------
                                            Total        410                                26,637     (25,170)          1,467
------------------------------------------------------------------------------------------------------------------------------

15 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                                 PAY/                      UPFRONT
                                         BUY/SELL   NOTIONAL  RECEIVE                      PAYMENT                  UNREALIZED
REFERENCE ENTITY/                          CREDIT     AMOUNT    FIXED    TERMINATION     RECEIVED/                APPRECIATION
SWAP COUNTERPARTY                      PROTECTION    (000'S)     RATE           DATE        (PAID)        VALUE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
RUSSIAN FEDERATION:
Barclays Bank plc                             Buy        165        1        9/20/16       (6,598)        8,162          1,564
Citibank NA, New York                         Buy         60        1        9/20/16       (3,440)        2,968           (472)
Credit Suisse International                   Buy         40        1        9/20/16       (2,293)        1,979           (314)
Credit Suisse International                   Buy        105        1        9/20/16       (5,232)        5,194            (38)
Goldman Sachs International                   Buy        205        1        9/20/16       (9,122)       10,141          1,019
Goldman Sachs International                   Buy        205        1        9/20/16       (8,056)       10,141          2,085
HSBC Bank USA                                 Buy        105        1        9/20/16       (5,184)        5,194             10
Merrill Lynch International                   Buy        105        1        9/20/16       (4,175)        5,194          1,019
UBS AG                                        Buy        100        1        9/20/16       (5,823)        4,947           (876)
UBS AG                                        Buy        145        1        9/20/16       (5,956)        7,173          1,217
                                                   ---------                          ----------------------------------------
                                            Total      1,235                              (55,879)       61,093          5,214
------------------------------------------------------------------------------------------------------------------------------
UKRAINE:
Citibank NA, New York                         Buy         40        5        9/20/16          (75)          327            252
HSBC Bank USA                                 Buy         85        5        9/20/16          (16)          695            679
UBS AG                                        Buy         40        5        9/20/16            61          327            388
UBS AG                                        Buy         40        5        9/20/16           106          327            433
                                                   ---------                          ----------------------------------------
                                            Total        205                                    76        1,676          1,752
------------------------------------------------------------------------------------------------------------------------------
UNITED MEXICAN STATES:
Goldman Sachs International                   Buy        105        1        9/20/16       (1,861)        2,265            404
Goldman Sachs International                   Buy        105        1        9/20/16       (1,856)        2,265            409
JPMorgan Chase Bank NA                        Buy        205        1        9/20/16       (3,682)        4,421            739
Goldman Sachs International                  Sell         90        1        6/20/16           352      (1,847)         (1,495)
HSBC Bank USA                                Sell         20        1        3/20/16            21        (389)           (368)
                                                   ---------                          ----------------------------------------
                                            Total        525                               (7,026)        6,715           (311)
                                                                                      -----------------------------------------
                                                                    Grand Total Buys        16,966      (8,481)          8,485
                                                                   Grand Total Sells        47,628     (59,443)        (11,815)
                                                                                      ----------------------------------------
                                                          Total Credit Default Swaps  $     64,594   $ (67,924)      $  (3,330)
                                                                                      ========================================

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                              TOTAL MAXIMUM POTENTIAL
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD            PAYMENTS FOR SELLING CREDIT                             REFERENCE ASSET
PROTECTION                                                  PROTECTION (UNDISCOUNTED)      AMOUNT RECOVERABLE*     RATING RANGE**
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Sovereign Debt                                              $500,000  $                    --        BBB to BBB-
Non-Investment Grade Sovereign Debt                                           410,000                       --                 BB
                                                      --------------------------------------------------------
Total                                                                        $910,000  $                    --
                                                      ========================================================

----------
* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

16 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

INTEREST RATE SWAP CONTRACTS AS OF AUGUST 31, 2011 ARE AS FOLLOWS:

                                      NOTIONAL
INTEREST RATE/                         AMOUNT                PAID BY     RECEIVED BY    TERMINATION
SWAP COUNTERPARTY                      (000'S)              THE FUND       THE FUND         DATE          VALUE
------------------------------------------------------------------------------------------------------------------
BZDI:
Barclays Bank plc                        1,400  BRR              BZDI         12.050 %       1/2/17   $     34,825
Barclays Bank plc                        1,875  BRR              BZDI         12.040         1/4/17         46,201
Citibank NA                              1,030  BRR              BZDI         11.540         1/2/14          8,270
Goldman Sachs Group, Inc. (The)            710  BRR              BZDI         11.390         1/5/15          4,548
Goldman Sachs Group, Inc. (The)            920  BRR              BZDI         11.520         1/2/14          7,144
Goldman Sachs Group, Inc. (The)          5,000  BRR              BZDI         12.200         1/2/17        156,156
Goldman Sachs Group, Inc. (The)          5,650  BRR              BZDI         11.990         1/2/17        132,595
Goldman Sachs Group, Inc. (The)            660  BRR              BZDI         11.420         1/3/14          4,087
                                   -----------                                                       -------------
Total                                   17,245  BRR                                                        393,826
------------------------------------------------------------------------------------------------------------------
ICP AVERAGE NOMINAL RATE:
                                                          ICP Average
Bank of America NA                     430,000  CLP      Nominal Rate          4.620        8/23/13          3,117
                                                          ICP Average
Citibank NA                            180,000  CLP      Nominal Rate          4.620        8/26/13          1,904
                                                          ICP Average
Credit Suisse International            180,000  CLP      Nominal Rate          4.540        8/23/13            707
                                                          ICP Average
Credit Suisse International            100,000  CLP      Nominal Rate          4.590        8/26/13           (285)
                                                          ICP Average
Deutsche Bank AG                       170,000  CLP      Nominal Rate          4.620        8/23/13          1,232
                                   -----------                                                       -------------
Total                                1,060,000  CLP                                                          6,675
------------------------------------------------------------------------------------------------------------------
MXN TIIE BANXICO:
                                                             MXN TIIE
Bank of America Merrill Lynch            7,000  MXN           BANXICO          5.875        12/6/12          7,161
                                                             MXN TIIE
Bank of America Merrill Lynch           16,500  MXN           BANXICO          5.735       11/29/12         15,099
                                                             MXN TIIE
Bank of America Merrill Lynch           10,500  MXN           BANXICO          5.750        12/5/12          9,724
                                                             MXN TIIE
Barclays Bank plc                        7,400  MXN           BANXICO          5.630        1/21/13          8,388
                                                             MXN TIIE
Citibank NA                              7,300  MXN           BANXICO          5.640        1/16/13          8,360
                                                             MXN TIIE
Credit Suisse International              1,400  MXN           BANXICO          7.010        7/24/31           (888)
                                                             MXN TIIE
Deutsche Bank AG                        15,000  MXN           BANXICO          5.890        1/10/13         16,586
                                                             MXN TIIE
Goldman Sachs Group, Inc. (The)          1,100  MXN           BANXICO          7.000        7/24/31           (797)
                                                             MXN TIIE
Goldman Sachs Group, Inc. (The)         17,100  MXN           BANXICO          5.880       12/14/12         17,539
                                                             MXN TIIE
Merrill Lynch & Co., Inc.                1,800  MXN           BANXICO          6.990        7/24/31         (1,465)
                                   -----------                                                       -------------
Total                                   85,100  MXN                                                         79,707

17 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                      Notional
Interest Rate/                          Amount                Paid by        Received by         Termination
Swap Counterparty                      (000's)               the Fund           the Fund                Date          Value
---------------------------------------------------------------------------------------------------------------------------
SIX-MONTH PLN WIBOR WIBO:
                                                                           Six-Month PLZ
JPMorgan Chase Bank NA                   1,170  PLZ             4.575 %       WIBOR WIBO             8/23/16            192
                                                                           Six-Month PLZ
JPMorgan Chase Bank NA                   1,170  PLZ             4.590         WIBOR WIBO             8/23/16            (76)
                                   -----------                                                                -------------

Total where Fund pays a fixed rate       2,340  PLZ                                                                     116
                                   -----------                                                                -------------

JPMorgan Chase Bank NA                                  Six-Month PLZ
                                           640  PLZ        WIBOR WIBO              4.950             8/19/21          1,892
                                   -----------                                                                -------------
Total                                    2,980  PLZ                                                                   2,008
---------------------------------------------------------------------------------------------------------------------------
SIX-MONTH PLZ WIBOR WIBO
                                                        Six-Month PLZ
Goldman Sachs Group, Inc. (The)            600  PLZ        WIBOR WIBO              4.770             8/22/21           (962)
---------------------------------------------------------------------------------------------------------------------------
THREE-MONTH ZAR JIBAR SAFEX:
                                                                             Three-Month
Barclays Bank plc                        3,900  ZAR             7.040    ZAR JIBAR SAFEX             1/21/14        (19,658)
                                                                             Three-Month
Barclays Bank plc                        3,880  ZAR             7.050    ZAR JIBAR SAFEX             1/24/14        (19,644)
                                   -----------                                                                -------------
Total where Fund pays a fixed rate       7,780  ZAR                                                                 (39,302)
                                   -----------                                                                -------------
Barclays Bank plc                                         Three-Month
                                         1,400  ZAR   ZAR JIBAR SAFEX              7.480             8/17/21          4,845
                                                          Three-Month
Barclays Bank plc                        1,540  ZAR   ZAR JIBAR SAFEX              8.350             1/24/21         19,381
                                                          Three-Month
Barclays Bank plc                        1,540  ZAR   ZAR JIBAR SAFEX              8.310             1/21/21         18,820
                                                          Three-Month
Goldman Sachs Group, Inc. (The)         12,370  ZAR   ZAR JIBAR SAFEX              8.700             3/11/14         49,744
                                                          Three-Month
Goldman Sachs Group, Inc. (The)          1,400  ZAR   ZAR JIBAR SAFEX              7.480             8/17/21          4,845
                                                          Three-Month
HSBC Bank USA NA                         1,400  ZAR   ZAR JIBAR SAFEX              7.470             8/17/21          4,845
                                                          Three-Month
JPMorgan Chase Bank NA                  12,350  ZAR   ZAR JIBAR SAFEX              8.390              3/2/14         45,287
                                   -----------                                                                -------------
Total where Fund pays a variable
rate                                    32,000  ZAR                                                                 147,767
                                   -----------                                                                -------------
Total                                   39,780  ZAR                                                                 108,465
                                   -----------                                                                -------------
                                                                                   Total Interest Rate Swaps  $     589,719
                                                                                                              =============


Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:
BRR                                Brazilian Real
CLP                                Chilean Peso
MXN                                Mexican Nuevo Peso
PLZ                                Polish Zloty
ZAR                                South African Rand

Abbreviations/Definitions are as follows:
BANXICO                            Banco de Mexico
BZDI                               Brazil Interbank Deposit Rate

18 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

ICP                     Indice Camara Promedio
JIBAR                   South Africa Johannesburg Interbank Agreed Rate
SAFEX                   South African Futures Exchange
TIIE                    Interbank Equilibrium Interest Rate
WIBOR WIBO              Poland Warsaw Interbank Offer Bid Rate

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF AUGUST 31, 2011 IS AS FOLLOWS:

                                                                                 NOTIONAL
                                                SWAP TYPE FROM                     AMOUNT
SWAP COUNTERPARTY                               FUND PERSPECTIVE                  (000'S)                   VALUE
-----------------------------------------------------------------------------------------------------------------
Bank of America Merrill Lynch                   Interest Rate                      34,000  MXN      $      31,984
-----------------------------------------------------------------------------------------------------------------
Bank of America NA                              Interest Rate                     430,000  CLP              3,117
-----------------------------------------------------------------------------------------------------------------
Barclays Bank plc:
                                                Credit Default Buy Protection         590                  (9,272)
                                                Credit Default Sell Protection        215                 (19,234)
                                                Interest Rate                       3,275  BRR             81,026
                                                Interest Rate                       7,400  MXN              8,388
                                                Interest Rate                      12,260  ZAR              3,744
                                                                                                    -------------
                                                                                                           64,652
-----------------------------------------------------------------------------------------------------------------
Citibank NA:
                                                Interest Rate                       1,030  BRR              8,270
                                                Interest Rate                     180,000  CLP              1,904
                                                Interest Rate                       7,300  MXN              8,360
                                                                                                    -------------
                                                                                                           18,534
-----------------------------------------------------------------------------------------------------------------
Citibank NA, New York                           Credit Default Buy Protection         100                   3,295
-----------------------------------------------------------------------------------------------------------------
Credit Suisse International:
                                                Credit Default Buy Protection         145                   7,173
                                                Credit Default Sell Protection         85                  (2,304)
                                                Interest Rate                     280,000  CLP                422
                                                Interest Rate                       1,400  MXN              (888)
                                                                                                    -------------
                                                                                                            4,403
-----------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                                Interest Rate                     170,000  CLP              1,232
                                                Interest Rate                      15,000  MXN             16,586
                                                                                                    -------------
                                                                                                           17,818
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The):
                                                Interest Rate                      12,940  BRR            304,530
                                                Interest Rate                      18,200  MXN             16,742
                                                Interest Rate                         600  PLZ               (962)

19 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

                                                                                 NOTIONAL
                                                SWAP TYPE FROM                     AMOUNT
SWAP COUNTERPARTY                               FUND PERSPECTIVE                  (000'S)                   VALUE
-----------------------------------------------------------------------------------------------------------------
                                                Interest Rate                      13,770  ZAR             54,589
                                                                                                    -------------
                                                                                                          374,899
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs International:
                                                Credit Default Buy Protection         840                   1,546
                                                Credit Default Sell Protection        500                 (27,017)
                                                                                                    -------------
                                                                                                          (25,471)
------------------------------------------------------------------------------------------------------------------
HSBC Bank USA:
                                                Credit Default Buy Protection         400                 (16,320)
                                                Credit Default Sell Protection         20                    (389)
                                                                                                    -------------
                                                                                                          (16,709)
-----------------------------------------------------------------------------------------------------------------
HSBC Bank USA NA                                Interest Rate                       1,400  ZAR              4,845
-----------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA:
                                                Credit Default Buy Protection         420                  (4,225)
                                                Interest Rate                       2,980  PLZ              2,008
                                                Interest Rate                      12,350  ZAR             45,287
                                                                                                    -------------
                                                                                                           43,070
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                       Interest Rate                       1,800  MXN            (1,465)
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch Capital Services, Inc.:
                                                Credit Default Buy Protection         110                 (11,633)
                                                Credit Default Sell Protection         90                 (10,499)
                                                                                                    -------------
                                                                                                          (22,132)
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch International                     Credit Default Buy Protection         210                   8,181
-----------------------------------------------------------------------------------------------------------------
UBS AG                                          Credit Default Buy Protection         325                  12,774
                                                                                                    -------------
                                                                                        Total Swaps $     521,795
                                                                                                    =============

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:
BRR                                         Brazilian Real
CLP                                         Chilean Peso
MXN                                         Mexican Nuevo Peso
PLZ                                         Polish Zloty
ZAR                                         South African Rand

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

20 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

21 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of August 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

                         WHEN-ISSUED OR DELAYED DELIVERY
                             BASIS TRANSACTIONS
--------------------------------------------------------
Purchased securities     $                       986,292

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of August 31, 2011 is as follows:

Cost                                    $  7,050
Market Value                            $  7,913
Market Value as a % of Net Assets           0.01%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts,

22 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions

23 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

     with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,108,054, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $511,983 as of August 31, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of August 31, 2011 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of August 31, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $42,865, for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of August 31, 2011, the Fund could have been required to pay this amount in cash to its counterparties.

FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

24 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended August 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $38,844,670 and $32,203,022, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and
Liabilities in the annual and semiannual reports.   The net change in unrealized
appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended August 31, 2011, the Fund had an ending monthly average market value of $2,742,867 and $14,495,262 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the

25 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 31, 2011, the Fund had an ending monthly average market value of $4,664 and $7,372 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 31, 2011, the Fund had an ending monthly average market value of $8,993 and $2,723 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended August 31, 2011 was as follows:

                                         CALL OPTIONS              PUT OPTIONS
                             ------------------------   ----------------------
                             NUMBER OF      AMOUNT OF     NUMBER OF  AMOUNT OF
                             CONTRACTS       PREMIUMS     CONTRACTS   PREMIUMS
------------------------------------------------------------------------------
Options outstanding as of
May 31, 2011                        --  $          --          --   $       --
Options written             46,665,000         44,195   3,970,000       15,241
Options closed or expired   (2,425,000)          (244)         --           --
                            --------------------------------------------------
Options outstanding as of
August 31, 2011             44,240,000  $      43,951   3,970,000   $   15,241
                            ==================================================

SWAP CONTRACTS
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in

26 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain
(loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific
underlying reference asset.   Swap contracts are typically more attractively
priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk
factors.   Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

     For the period ended August 31, 2011, the Fund had ending monthly average notional amounts of $785,000 and $961,250 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

27 | Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2011 (Unaudited)

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     For the period ended August 31, 2011, the Fund had ending monthly average notional amounts of $2,575,799 and $23,792,974 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES
As of August 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities         $65,668,338
Federal tax cost of other investments   (8,278,624)
                                       -----------
Total federal tax cost                 $57,389,714
                                       ===========

Gross unrealized appreciation          $ 3,050,879
Gross unrealized depreciation             (808,519)
                                       -----------
Net unrealized appreciation            $ 2,242,360
                                       ===========


28 | Oppenheimer Emerging Markets Debt Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Debt Fund

By: /s/ William F. Glavin, Jr.
    --------------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 10/12/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ------------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 10/12/2011

By: /s/ Brian W. Wixted
    ------------------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 10/12/2011